Exhibit 10.5

CANADIAN PLEDGE AGREEMENT

THIS AGREEMENT is made as of [•], 2024

BETWEEN

Li-Cycle Holdings Corp., a corporation incorporated under the laws of the Province of Ontario (together with all successors, whether by amalgamation or otherwise, the “Issuer”),

- and -

Li-Cycle Corp. and Li-Cycle Americas Corp., each a corporation incorporated under the laws of the Province of Ontario (collectively with all successors, whether by amalgamation or otherwise, the “Guarantors”, and together with the Issuer, the “Pledgors” and each a “Pledgor”).

- and -

Glencore Canada Corporation, a corporation incorporated under the laws of the Province of Ontario, as Collateral Agent (as defined below).

WHEREAS the Issuer has entered into a note purchase agreement with the Purchaser, Glencore Ltd. and the Collateral Agent dated as of March [•], 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a senior secured convertible note in a principal amount of $75,000,000 maturing on the fifth anniversary of the date of issuance of such senior secured convertible note (the “Note”);

AND WHEREAS the Guarantors and the Collateral Agent have entered into the Note Guaranty (as defined in the Note), pursuant to which each Guarantor has guaranteed the Obligations (as hereinafter defined) of the Issuer;

AND WHEREAS each Pledgor has agreed to grant a security interest and assignment, mortgage and charge in the Collateral to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, in order to secure the performance of its Obligations;

NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

1.01	Definitions

Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein which are not otherwise defined herein shall have the meanings provided in the Note or the Note Purchase Agreement, as applicable. In this Agreement, unless something in the subject matter or context is inconsistent therewith:

“Account Control Agreement” means, with respect to a Securities Account, a securities account control agreement between a Pledgor, the Collateral Agent and the Securities Intermediary which maintains such Securities Account on behalf of such Pledgor, as the same may be amended from time to time;

“Agreement” means this pledge agreement, including its recitals and schedules, as amended, restated, supplemented or otherwise modified from time to time;

“Canadian Security Agreement” means that certain general security agreement made as of the date hereof between each of the Pledgors and the Collateral Agent;

“Collateral” has the meaning set out in Section 2.01;

“Collateral Agent” has the meaning set forth in the Note Purchase Agreement.

“Delivery” and the corresponding term “Delivered” when used with respect to Collateral means:

(i)

in the case of Collateral constituting Certificated Securities, transfer thereof to the Collateral Agent or its nominee by physical delivery of the Security Certificates to the Collateral Agent or its nominee, such Collateral to be endorsed for transfer or accompanied by stock powers of attorney duly executed in blank, all in form and content satisfactory to the Collateral Agent;

(ii)

in the case of Collateral constituting Uncertificated Securities, (A) registration thereof on the books and records of the issuer thereof in the name of the Collateral Agent or its nominee or (B) the execution and delivery by the issuer thereof of an effective agreement (each, an “Issuer Control Agreement”), pursuant to which such issuer agrees that it will comply with instructions originated by the Collateral Agent or its nominee without further consent of the Pledgor that is the owner thereof or any other person;

(iii)

in the case of Collateral constituting Security Entitlements in respect of Financial Assets deposited in or credited to a Securities Account, (A) completion of all actions necessary to constitute the Collateral Agent or its nominee the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective Account Control Agreement pursuant to which such Securities Intermediary agrees to comply with entitlement orders originated by the Collateral Agent or its nominee without further consent of the Pledgor that is the Entitlement Holder with respect thereto or any other person; and

(iv)

in each case such additional or alternative procedures as may hereafter become reasonably appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favour of the Collateral Agent or its nominee.

“Event of Default” means any of the events described as “Events of Default” in the Note;

“Excluded Assets” has the meaning given to such term in the Canadian Security Agreement;

“Issuer Control Agreement” has the meaning set out in clause (ii) of the definition of “Delivery”;

“Obligations” has the meaning given to such term in the Note;

“Pledged Shares” has the meaning set out in clause (i) of the definition of “Stock”;

“PPSA” means the Personal Property Security Act (Ontario), as amended from time to time (or successor statute) including the regulations thereto; provided, however, if the validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority of the Collateral Agent’s security interest in any Collateral are governed by the personal property security laws or laws relating to personal or movable property of any jurisdiction other than Ontario (including without limitation pursuant to the Civil Code of Quebec), “PPSA” shall also include those personal property security laws or laws relating to personal or movable property in such other jurisdiction for the purpose of the provisions hereof relating to such validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority and for the definitions related to such provisions;

“Stock” means

(i)

all Securities owned by each Pledgor (collectively, the “Pledged Shares”), including the shares in the capital stock described in Schedule 1.01, as such Schedule may be amended, supplemented or modified from time to time, all Security Certificates, if any, and other instruments evidencing or representing such Pledged Shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any and all of the Pledged Shares;

(ii)

all additional or substitute shares of capital stock or other equity interests of any class of any issuer from time to time issued to or otherwise acquired by the Pledgor in any manner in respect of Pledged Shares, the Security Certificates, if any, and other instruments representing such additional or substitute shares, and all dividends, interests, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of such additional or substitute shares; and

(iii)	to the extent not otherwise included in the foregoing, all Proceeds thereof.

The terms “Certificated Security”, “Document of Title”, “Entitlement Holder”, “Entitlement Order”, “Financial Asset”, “Proceeds”, “Securities Account”, “Securities Intermediary”, “Security”, “Security Certificate”, “Uncertificated Security”, “Security Entitlement” and “Tangible Chattel Paper” whenever used herein have the meanings given to those terms in the PPSA.

1.02	Headings

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of and Schedules to this Agreement.

1.03	Extended Meanings

In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities. The term “including” means “including without limiting the generality of the foregoing”. A reference to any agreement, instrument or declaration means such agreement, instrument or declaration as the same may be amended, supplemented, modified, restated or replaced from time to time.

1.04	Statutory References

In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulation made thereunder.

1.05	Schedules

The following are the Schedules to this Agreement:

Schedule 1.01 – List of Stock

Schedule 6.01 – Form of Joinder Agreement.

ARTICLE 2 - GRANT OF SECURITY INTEREST AND PLEDGE

2.01	Grant and Pledge of Collateral

As general and continuing collateral security for the payment and performance of its Obligations, each Pledgor hereby grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in, and pledges to the Collateral Agent all right, title and interest of such Pledgor in and to, the following, whether now owned or existing or hereafter from time to time acquired, by way of amalgamation or otherwise (collectively, the “Collateral”):

(a)

all Securities Accounts in the name of such Pledgor, including any and all assets of whatever type or kind deposited in or credited to such Securities Accounts, including all Financial Assets, all Security Entitlements related to such Financial Assets, and all certificates and other instruments from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing;

(b)	all Stock;

(c)	all Financial Assets;

(d)	all Security Entitlements; and

(e)

all Proceeds in respect of the foregoing and all rights and interest of such Pledgor in respect thereof or evidenced thereby, including all money received or receivable from time to time by such Pledgor in connection with the sale of any of the foregoing.

2.02	Security Interest Absolute

The security interests granted hereby and all rights of the Collateral Agent hereunder and all obligations of each Pledgor hereunder are unconditional and absolute and independent and separate from any other security for the Obligations, whether executed by such Pledgor or any other person, and shall not be affected or impaired by:

(a)	any amendment, modification, replacement of or addition or supplement to the Note, any other Transaction Document or any other security provided to the Collateral Agent;

(b)	any exercise or non-exercise of any right, remedy, power or privilege in respect of this Agreement, the Note, any other Transaction Document or any other security provided to the Collateral Agent;

(c)

any waiver, consent, extension, indulgence or other action, inaction or admission under or in respect of this Agreement, the Note, any other Transaction Document or any other security provided to the Collateral Agent;

(d)

any default by the Issuer under, or any invalidity or unenforceability of, or any limitation of the liability of the Issuer or on the method or terms of payment under, or any irregularity or other defect in the Note, any other Transaction Document or any other security provided to the Collateral Agent;

(e)	any merger, consolidation or amalgamation of a Pledgor into or with any other Person; or

(f)	any insolvency, bankruptcy, liquidation, reorganization, arrangement, composition, winding-up, dissolution or similar proceeding involving or affecting a Pledgor.

2.03	Delivery of Collateral

All Collateral must be Delivered immediately to the Collateral Agent or its nominee. The Collateral Agent may, at its option, cause all or any of the Collateral to be registered in the name of the Collateral Agent or its nominee.

2.04	Subsequently Acquired Collateral

To the extent any Pledgor acquires, by way of amalgamation or otherwise, any additional Collateral at any time or from time to time after the date hereof, such Collateral will automatically (and without any further action being required to be taken by the Collateral Agent) be subject to the security interest and pledge created hereby. Each Pledgor will take, or cause to be taken, as promptly as practicable and, in any event on or before the date on which financial statements are required to be delivered pursuant to clause (b) and (c) of Section 1 of Annex A-1 of the Note for the reporting period in which such Collateral was acquired (or such longer period as the Collateral Agent may reasonably agree), all steps and actions as the Collateral Agent deems necessary to ensure that the additional Collateral is Delivered to the Collateral Agent. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Pledgors shall be required to deliver any Tangible Chattel Paper or Document of Title to the Collateral Agent.

2.05	Attachment

Each Pledgor acknowledges that the security interest hereby created attaches upon the execution of this Agreement (or in the case of any after-acquired property, upon the date of acquisition by such Pledgor of any rights therein), that value has been given by the Collateral Agent and that such Pledgor has, or in the case of after-acquired property will have, rights in the Collateral or the power to transfer rights in the Collateral to the Collateral Agent. Each Pledgor, to the extent permitted by Applicable Law, waives all rights to receive from the Collateral Agent a copy of any financing statement, financing change statement, or verification statement, filed or issued at any time in respect of this Agreement.

2.06	Excluded Assets

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.01 attach to any Excluded Asset.

2.07	Return of Collateral

So long as no Event of Default exists, the Collateral Agent shall promptly deliver to the applicable Pledgor (without recourse and without any representation or warranty) any Collateral in its possession if requested to be delivered to the issuer or holder thereof in connection with any action or transaction that is permitted or not restricted by the Note.

ARTICLE 3 - REPRESENTATIONS,

WARRANTIES AND COVENANTS

3.01	Representations and Warranties of the Pledgor

Each Pledgor represents and warrants to the Collateral Agent that:

(a)

such Pledgor has good and valid rights in, title to, or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (other than Permitted Liens), and has all requisite power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto;

(b)

subject to the Legal Reservations, this Agreement is effective to create a legal, valid and enforceable Lien on and security interest in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties and, subject to the satisfaction of the Perfection Requirements, the Collateral Agent will have a fully perfected first priority Lien on such Collateral securing the Obligations to the extent perfection can be achieved by the Perfection Requirements;

(c)

no Collateral is in the possession or control of any person asserting a claim thereto or security interest therein, except that the Collateral Agent or its nominee or a Securities Intermediary acting on its behalf may have possession or control of the Collateral;

(d)

all Collateral consisting of Pledged Shares has been duly authorized and validly issued, is outstanding as fully paid and non-assessable, constitutes 100% of the issued and outstanding shares of capital stock or other equity interests of the respective issuers thereof, and is held by each Pledgor free and clear of all Liens (other than Permitted Liens);

(e)

except to the extent previously disclosed to the Collateral Agent in writing, there is no existing agreement, option, warrant, right or privilege capable of becoming an agreement or option pursuant to which any issuer of the Pledged Shares is obligated to issue additional Securities or such Pledgor could be required to sell or otherwise dispose of any of the Collateral; and

(f)

no authorization, consent, permit or approval of, or other action by, or filing with or notice to, any governmental agency or authority, regulatory body, court, tribunal or other similar entity having jurisdiction is required in connection with the execution and delivery by such Pledgor of this Agreement and the performance of its obligations hereunder, except for such filings as may be required to perfect the security interest granted hereby and as may be required in connection with the disposition of all or any Collateral by laws affecting the offering and sale of securities generally.

3.02	Covenants of the Pledgors

Each Pledgor covenants with the Collateral Agent that such Pledgor will provide to the Collateral Agent, promptly upon request, all information and evidence the Collateral Agent may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions hereof.

ARTICLE 4 - DEALING WITH COLLATERAL

4.01	Rights and Duties of the Collateral Agent

(1) The Collateral Agent may perform any of its rights and duties hereunder by or through agents (including, without limitation, any receiver or receiver and manager) and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

(2) In the holding of the Collateral, the Collateral Agent and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Collateral Agent and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the relevant Pledgor reasonably requests in writing, but failure of the Collateral Agent or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care.

4.02	Voting Rights

(1) Subject to the provisions of Section 4.02(2), each Pledgor is entitled to exercise with respect to the Collateral owned by it, either directly or, if such Collateral is registered in the name of the Collateral Agent or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such Collateral, including the right to vote from time to time exercisable in respect of such Collateral and to give proxies, consents, ratifications and waivers in respect thereof. No such action may be taken if it would be prejudicial to the interests of the Collateral Agent or the Secured Parties or would violate or be inconsistent with any of the Note or this Agreement or with any other agreement relating thereto or hereto or would have the effect of reducing the value of the Collateral as security for the Obligations or imposing any restriction on the transferability of any of the Collateral.

(2) At any time when an Event of Default has occurred and is continuing and upon the exercise by the Collateral Agent of any of its rights and remedies under Section 5.01, the Collateral Agent may give any or all of the Pledgors a notice prohibiting such Pledgor or Pledgors from exercising the rights and powers of a holder of the Collateral, including the right to vote the Collateral, at which time all such rights of such Pledgor or Pledgors will cease immediately and the Collateral Agent will have the right to exercise the rights and powers related to such Collateral, including the right to vote.

4.03	Dividends and Interest Payments

(1) Subject to the provisions of Section 4.03(2), the relevant Pledgor is entitled to receive all dividend payments or other distributions or interest payments in respect of the Collateral. If the Collateral has been registered in the name of the Collateral Agent or its nominee, the Collateral Agent will execute and deliver (or cause to be executed and delivered) to the relevant Pledgor all directions and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to receive the dividends or other payments that such Pledgor is authorized to receive pursuant to this Section 4.03(1).

(2) At any time when an Event of Default has occurred and is continuing and upon the exercise by the Collateral Agent of any of its rights and remedies under Section 5.01, all rights of the Pledgors pursuant to Section 4.03(1) will cease, and all such rights will thereupon become vested in the Collateral Agent, and the Collateral Agent will have the sole and exclusive right and authority to receive and retain all payments that any Pledgor would otherwise be authorized to retain pursuant to Section 4.03(1). All money and other property received by the Collateral Agent pursuant to the provisions of this Section 4.03(2) will be applied in accordance with Section 6(g) of the Note. All payments which are received by any Pledgor contrary to the provisions of this Section 4.03(2) will be held by such Pledgor in trust for the benefit of the Collateral Agent, will be segregated from other property or funds of such Pledgor and will be forthwith Delivered to the Collateral Agent or its nominee to hold as Collateral.

ARTICLE 5 - REMEDIES

5.01	Remedies

(1) At any time when an Event of Default has occurred and is continuing (i) any or all of the Obligations will, at the option of the Collateral Agent, become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonour, all of which are expressly waived, (ii) any or all security granted hereby will, at the option of the Collateral Agent, become immediately enforceable and (iii) in addition to any right or remedy existing under Applicable Law or any other agreement (including the right to give Entitlement Orders, instructions or a notice of exclusive control to a Securities Intermediary subject to an Account Control Agreement or an issuer subject to an Issuer Control Agreement) and all the rights and remedies of a Collateral Agent upon default under the PPSA (whether or not the PPSA applies to the affected Collateral), the Collateral Agent will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

(a)	transfer any part of the Collateral into the name of the Collateral Agent or its nominee if it has not already done so in accordance with Section 2.03;

(b)	vote any of the Collateral (whether or not registered in the name of the Collateral Agent or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof;

(c)

exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral, including the right to exchange at its discretion any of the Collateral upon the amalgamation, arrangement, merger, consolidation or other reorganization of the issuer of the Collateral, all without liability except to account for property actually received by the Collateral Agent;

(d)

from time to time realize upon, collect, sell, transfer, assign, give options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Collateral Agent. For such purposes each requirement relating thereto and prescribed by law or otherwise is hereby waived by each Pledgor to the extent permitted by law and in any offer or sale of any of the Collateral the Collateral Agent is authorized to comply with any limitation or restriction in connection with such offer or sale as the Collateral Agent may be advised by counsel is necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of the sale or of the purchase by any governmental or regulatory authority or official. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Collateral Agent be liable or accountable to a Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

(e)	purchase, or sell to any Secured Party, any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

(f)	accept (for the benefit of the Secured Parties) the Collateral in satisfaction of the Obligations upon notice to the relevant Pledgor of its intention to do so in the manner required by law;

(g)

enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(h)	endorse any cheques, drafts, or other writings in a Pledgor’s name to allow collection of the Collateral;

(i)	take control of any proceeds of the Collateral; and

(j)	execute (in the name, place and stead of a Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(2) The Collateral Agent may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with a Pledgor, debtors of a Pledgor, sureties and others and with the Collateral and other security as the Collateral Agent sees fit without prejudice to the liability of such Pledgor to the Collateral Agent or the Collateral Agent’s rights hereunder.

(3) The Collateral Agent will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Collateral Agent, any Pledgor or any other person, in respect of the Collateral.

(4) The Collateral Agent will apply any proceeds of realization of the Collateral in accordance with Section 6(g) of the Note. If there is any surplus remaining, the Collateral Agent may pay it to any person having a claim thereto in priority to the relevant Pledgor of whom the Collateral Agent has knowledge and any balance remaining must be paid to such Pledgor. If the disposition of the Collateral fails to satisfy the Obligations of a particular Pledgor secured by this Agreement and the aforesaid expenses, each Pledgor will be liable to pay any deficiency to the Collateral Agent forthwith on demand.

5.02	Payment of Expenses

The Collateral Agent may charge on its own behalf and also pay to others all reasonable out-of-pocket expenses of the Collateral Agent and others, including the reasonable fees and disbursements of any Securities Intermediary, experts or advisers (including lawyers on a solicitor and client basis) retained by the Collateral Agent, incurred in connection with realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, or in connection with the administration or any amendment of this Agreement or incidental to the care, safekeeping or otherwise of any Collateral. The Collateral Agent may deduct the amount of such expenses from any proceeds of disposition of the Collateral.

ARTICLE 6 - GENERAL

6.01	Additional Pledgors

If, at the option of the Issuer or as required pursuant to the Note or the Note Purchase Agreement, the Issuer shall cause any party that is not a Pledgor to become a Pledgor hereunder, such party shall execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Schedule 6.01 and such party shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Pledgor party hereto on the date hereof.

6.02	Benefit of the Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of each of the parties hereto.

6.03	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement or in any other Transaction Document.

6.04	Termination of Pledge

This Agreement shall continue in effect until the Reference Date, provided that this Agreement and the security interest created hereunder will terminate when the Collateral is no longer subject to the security interest in accordance with the Note, or as permitted by the terms of the Transaction Documents. Upon such termination any Collateral then in the custody of the Collateral Agent or its nominee must be re-delivered to the relevant Pledgor as soon as practicable. The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release or re-delivery of the Collateral (or any portion thereof) by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) the terms of this Section 6.04.

6.05	Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

6.06	Assignment

The rights of the Collateral Agent under this Agreement may be assigned by the Collateral Agent without the prior consent of the Pledgors. No Pledgor may assign its obligations under this Agreement.

6.07	Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

6.08	Notices

Any demand, notice or other communication to be given under this Agreement to any Pledgor or the Collateral Agent shall be effective if given in accordance with Section 20(a) of the Note (and in the case of any Guarantor, to such Guarantor in care of the Issuer in accordance therewith) as to the giving of notice to each, and each Pledgor and the Collateral Agent may change their respective address for notices in accordance with the said provision.

6.09	Additional Continuing Security

This Agreement and the security interest, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Collateral Agent and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Collateral Agent.

6.10	Remedies Cumulative

The rights and remedies of the Collateral Agent hereunder are cumulative and are in addition to and not in substitution for any other security now or hereafter held by the Collateral Agent or any other rights or remedies available at law or in equity or otherwise. No single or partial exercise by the Collateral Agent of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which the Collateral Agent may be entitled.

6.11	Further Assurances

Each Pledgor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, agreements, acts, matters and things as may be reasonably requested by the Collateral Agent for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and covenants herein contained.

6.12	Power of Attorney

Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof the true and lawful attorney of such Pledgor upon the occurrence of an Event of Default that is continuing and the security interest granted hereunder having become enforceable, with full power of substitution, to do, make and execute all such statements, assignments, documents, agreements, acts, matters or things with the right to use the name of such Pledgor whenever and wherever the officer or agent may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement, such power being coupled with an interest; provided that the foregoing shall not be construed to obligate the Collateral Agent to take or refrain from taking any action with respect to the Collateral.

6.13	Amalgamation

In the event that any Pledgor shall amalgamate with any other corporation or corporations:

(a) the term “Pledgor” wherever used herein shall extend to and include each of the amalgamating corporations and the amalgamated corporation, and the indebtedness, obligations and liabilities of each of them shall be included in the Obligations; and

(b) the security interest granted hereunder shall extend to and the Collateral shall include all the property and assets of each of the amalgamating corporations and the amalgamated corporation and to any property or assets of the amalgamated corporation thereafter owned or acquired.

6.14	Discharge

No Pledgor will be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Collateral Agent.

6.15	Reinstatement

Notwithstanding the provisions of Sections 6.09 and 6.15 hereof, this Agreement shall be reinstated if at any time following the termination of this Agreement under Sections 6.09 and 6.15 hereof, the performance by a Pledgor hereunder or under any other Transaction Document is set aside upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of such Pledgor or otherwise. Such period of reinstatement shall continue until satisfaction of the conditions contained in, and shall continue to be subject to, the provisions of Sections 6.09 and 6.15 hereof.

6.16	Governing Law

This Agreement is governed by and will be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.17	Attornment

For the purpose of all legal proceedings this Agreement will be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario will have jurisdiction to entertain any action arising under this Agreement. Each Pledgor hereby attorns to the jurisdiction of the courts of the Province of Ontario.

6.18	Conflicts

In the event of any conflict between the provisions hereunder and the provisions of the Note then, notwithstanding anything contained in this Agreement, the provisions contained in the Note shall prevail and the provisions of this Agreement will be deemed to be amended to the extent necessary to eliminate such conflict. If any act or omission of a Pledgor is expressly permitted under the Note but is expressly prohibited hereunder, such act or omission shall be permitted. If any act or omission is expressly prohibited hereunder, but the Note does not expressly permit such act or omission, or if any act is expressly required to be performed hereunder but the Note does not expressly relieve a Pledgor from such performance, such circumstance shall not constitute a conflict between the applicable provisions hereunder and the provisions of the Note.

6.19	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

6.20	Electronic Execution

Any party may deliver an executed signature page to this Agreement by electronic transmission and such delivery will be as effective as delivery of a manually executed copy of the Agreement by such party.

6.21	Intercreditor Agreement

Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent with respect to any Collateral hereunder are subject to the provisions of each applicable Intercreditor Agreement. In the event of any conflict between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the requirements of this security agreement to endorse, assign or deliver possessory collateral to the Collateral Agent shall be deemed satisfied (or any representation or warranty shall be deemed true) by endorsement, assignment or delivery of such possessory collateral to another person pursuant to an applicable Intercreditor Agreement (as gratuitous bailee for the benefit of the of the Collateral Agent pursuant to the applicable Intercreditor Agreement) and any such endorsement, assignment or delivery of such possessory collateral to another person pursuant to an applicable Intercreditor Agreement shall not result in a Default or an Event of Default under this Agreement or any other Financing Document.

6.22	Executed Copy

Each Pledgor acknowledges having received a fully executed copy of this Agreement and, to the extent permitted by Applicable Law, waives all rights to receive from the Collateral Agent a copy of any financing statement, financing change statement, or verification statement, filed or issued at any time in respect of this Agreement. Each Pledgor confirms its consent to the filing by the Collateral Agent or on its behalf of any financing statement or financing change statement filed or issued at any time in respect of this Agreement.

ARTICLE 7 - THE COLLATERAL AGENT

7.01	General

(1) Glencore Canada Corporation has been appointed Collateral Agent for the Noteholders hereunder pursuant to Section 9 of the Note Purchase Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Noteholders to the Collateral Agent pursuant to the Note Purchase Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in the Note Purchase Agreement. Any successor Collateral Agent appointed pursuant to Section 9 of the Note Purchase Agreement shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.

(2) By accepting the benefits of this Agreement and any other Finance Document, each Secured Party, other than the Collateral Agent, expressly acknowledges and agrees that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent, and that such Secured Party shall not have any right individually to seek to enforce or to enforce this Agreement or any other Collateral Document or to realize upon the security to be granted hereby or thereby; it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Finance Documents.

[signature pages follow]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

ISSUER:	LI-CYCLE HOLDINGS CORP.

Per:
Name: Title:

Per:
Name: Title:

OTHER PLEDGORS:	LI-CYCLE CORP.

Per:
Name: Title:

Per:
Name: Title:

LI-CYCLE AMERICAS CORP.

Per:
Name: Title:

Per:
Name: Title:

[Signature page to Canadian Pledge Agreement]

COLLATERAL AGENT:	GLENCORE CANADA CORPORATION, as Collateral Agent

Per:
Name: Title:

Per:
Name: Title:

[Signature page to Canadian Pledge Agreement]

SCHEDULE 6.01

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of •, 20•, is delivered pursuant to Section 6.01 of the Canadian Pledge Agreement, dated as of March •, 2024, by Li-Cycle Holdings Corp. (the “Issuer”) and others which are from time to time party thereto as Pledgors in favour of Glencore Canada Corporation as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6.01 of the Pledge Agreement, hereby becomes a party to the Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named as a Pledgor therein and, without limiting the generality of the foregoing, as general and continuing security for the payment and performance of its Obligations, hereby grants to the Collateral Agent a security interest in, and pledges to the Collateral Agent all of the undersigned’s Collateral. The undersigned hereby agrees to be bound as a Pledgor for the purposes of the Pledge Agreement.

The information set forth in Annex 1 is hereby added to the information set forth in Schedule 1.01 to the Pledge Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Pledge Agreement is true and correct on and as of the date hereof as if made on and as of such date.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have executed this Joinder Agreement.

ADDITIONAL PLEDGOR:	•

Per:
Name: Title:

Name: Title:
COLLATERAL AGENT:	•

Per:
Name: Title:

Per:
Name: Title:

[Signature page to Canadian Pledge Agreement]

ANNEX 1

List of Stock

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•

•

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